Fees Summary	Sep. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	86,696.62
Total Transaction Valuation	566,274,439.65
Total Offset Amount	0.00
Net Fee	$ 86,696.62